UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2024

Organon & Co.

(Exact name of registrant as specified in its charter)

Delaware	001-40235	46-4838035
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

30 Hudson Street, Floor 33, Jersey City, NJ		07302
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (551) 430-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OGN	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 4, 2024, Organon & Co. (the “Company”) held its 2024 Annual Meeting, at which the Company’s shareholders considered three (3) proposals, each of which is described in more detail in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 25, 2024 (the “Proxy Statement”). There were 257,172,661 outstanding shares entitled to vote and there were 221,544,166 shares present in person or by proxy at the 2024 Annual Meeting, representing approximately eighty-six percent (86%) of the shares outstanding and entitled to vote. The voting results are presented below.

1.	To elect the four (4) Class III directors nominated by the Company’s Board of Directors to serve until the 2025 annual meeting of Organon’s shareholders or until a successor has been duly elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes[1]
Kevin Ali	176,343,603	2,212,837	354,540	42,633,186
Martha E. McGarry	173,247,544	5,347,655	315,781	42,633,186
Philip Ozuah, M.D., Ph.D.	174,355,642	4,214,516	340,822	42,633,186
Shalini Sharp	176,315,828	2,258,415	336,737	42,633,186

2.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes[1]
149,712,445	28,201,528	997,007	42,633,186

3.	To ratify the appointment by the Company’s Audit Committee of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Abstain	Broker Non-Votes[1]
219,810,374	966,483	767,309	0

1 A broker-non vote occurs when a broker, bank, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting power with respect to the item and has not received voting instructions from the beneficial owner of the shares it holds. Broker non-votes are counted when determining whether the necessary quorum of shareholders is present or represented at each annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Organon & Co.

By:	/s/ Kirke Weaver
	Name:	Kirke Weaver
	Title:	General Counsel and Corporate Secretary

Dated: June 6, 2024